UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 4, 2018
PRA Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50058	75-3078675
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Corporate Boulevard, Norfolk, Virginia		23502
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	888-772-7326
Not Applicable
______________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.
On June 4, 2018, PRA Group, Inc. (the “Company”) and Tikendra Patel, Chief Executive Officer, PRA Group Europe of the Company, mutually agreed that Mr. Patel’s employment with the Company will cease effective November 30, 2018 (the “Separation Date”). In connection with Mr. Patel’s separation from the Company, the Company and Mr. Patel entered into a Settlement Agreement dated June 4, 2018 (the “Settlement Agreement”) that, except as otherwise provided in the Settlement Agreement, supersedes the terms of the Employment Agreement between the Company and Mr. Patel dated February 19, 2014 (the “Employment Agreement”).

Under the terms of the Settlement Agreement, Mr. Patel ceased serving as CEO of PRA Group Europe effective June 4, 2018, but will continue to receive his current salary and benefits through the Separation Date. In lieu of the notice required under Mr. Patel’s Employment Agreement and any compensation, including equity or non-equity incentive compensation, the Company will pay Mr. Patel approximately $420,403 in one installment on or shortly after the Separation Date as a separation payment (the “Separation Payment”). The amount of the Separation Payment has been converted to U.S. dollars from British pounds using a June 4, 2018 conversion rate of $1.00 = £1.33495. In exchange for the Separation Payment and related benefits, Mr. Patel provided the Company with a general release of claims and will remain subject to certain non-compete and non-solicitation provisions for a period of time following his separation from the Company.

The foregoing description of the Settlement Agreement is qualified in its entirety by reference to the full text of the Settlement Agreement and Employment Agreement, copies of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRA Group, Inc.

Date: June 7, 2018	By:	/s/ Peter M. Graham
Peter M. Graham
Executive Vice President and Chief Financial Officer